MUNICIPAL PREMIUM INCOME TRUST  Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS May 31, 1998

DEAR SHAREHOLDER:

We are pleased to present the annual report of Municipal Premium Income Trust
(PIA) for the fiscal year ended May 31, 1998.

The deflationary impact of the Asian financial crisis has begun to temper U.S. economic growth. Although employment conditions in the United States strengthened and unemployment declined to its lowest level since 1970, inflation remained subdued. This was primarily the result of improved productivity, lower oil costs and cheaper imports.

Foreign currency turmoil strengthened the value of the U.S. dollar and spurred demand for U.S. Treasury securities. Municipal bonds followed the trend of Treasuries with yields declining to a range not seen in over 20 years. The bond market rally was also aided by prospects of the first federal budget surplus in more than two decades.

MUNICIPAL MARKET CONDITIONS

Long-term insured municipal yields declined 45 basis points, from 5.65 percent to 5.20 percent between May 1997 and May 1998. Over the

                                BOND YIELDS 1994-1998
                                                           Insured Municipal
               30-Year                30-Year               Revenue Yields
          Insured Municipal        U.S. Treasury           as Percentage of
                Yields                 Yields            U.S. Treasury Yields

Dec '93          5.4%                   6.34%                   85.17%
                 5.4                    6.24                    86.54%
                 5.8                    6.66                    87.09%
                 6.4                    7.09                    90.27%
                 6.35                   7.32                    86.75%
                 6.25                   7.43                    84.12%
Jun '94          6.5                    7.61                    85.41%
                 6.25                   7.39                    84.57%
                 6.3                    7.45                    84.56%
                 6.55                   7.81                    83.87%
                 6.75                   7.96                    84.80%
                 7                      8                       87.50%
Dec '94          6.75                   7.88                    85.66%
                 6.4                    7.7                     83.12%
                 6.15                   7.44                    82.66%
                 6.15                   7.43                    82.77%
                 6.2                    7.34                    84.47%
                 5.8                    6.66                    87.09%
Jun '95          6.1                    6.62                    92.15%
                 6.1                    6.86                    88.92%
                 6                      6.66                    90.08%
                 5.95                   6.48                    91.82%
                 5.75                   6.33                    90.84%
                 5.5                    6.14                    89.56%
Dec '95          5.35                   5.94                    90.07%
                 5.4                    6.03                    89.55%
                 5.8                    6.46                    86.69%
                 5.85                   6.66                    87.84%
                 5.95                   6.89                    86.36%
                 6.05                   6.99                    86.55%
Jun '96          5.9                    6.89                    85.63%
                 5.85                   6.97                    83.93%
                 5.9                    7.11                    82.98%
                 5.7                    6.93                    82.25%
                 5.65                   6.64                    85.09%
                 5.5                    6.35                    86.61%
Dec '96          5.6                    6.63                    84.46%
                 5.7                    6.79                    83.95%
                 5.65                   6.8                     83.08%
                 5.9                    7.1                     83.10%
                 5.75                   6.94                    82.85%
                 5.65                   6.91                    81.77%
Jun '97          5.6                    6.78                    82.60%
                 5.3                    6.3                     84.00%
                 5.5                    6.61                    83.00%
                 5.4                    6.4                     84.40%
                 5.35                   6.15                    86.90%
                 5.3                    6.05                    87.60%
Dec '97          5.15                   5.92                    86.90%
Jan '98          5.15                   5.8                     88.80%
Feb '98          5.2                    5.92                    87.80%
Mar '98          5.25                   5.93                    88.50%
Apr '98          5.35                   5.95                    89.90%

Source:  Municipal Market Data

MUNICIPAL PREMIUM INCOME TRUST
same time period the yield on one-year notes fell only 15 basis points, from
3.90 percent to 3.75 percent. Thus, the yield pickup or spread for extending maturities from 1 to 30 years narrowed to 145 basis points.

The overall decline in interest rates led to an increase in new-issue municipal volume. In contrast, U. S. Treasury borrowing needs have declined with the reduction in the budget deficit. Under these conditions the municipal rally lagged the rally in Treasuries. The ratio of municipal yields to Treasury yields improved during this period, from 82 percent of Treasuries in May 1997 to almost 90 percent a year later. A rising ratio means that municipals have underperformed Treasuries and have become more attractive on a relative basis.

Total municipal volume increased 20 percent in 1997 and totaled $220 billion last year. Half the underwritings were enhanced with bond insurance. Refundings represented one-quarter of total new issues. For the year-to-date, underwriting is up 60 percent with refunding issues comprising nearly one-third of total issuance.

PERFORMANCE

During the fiscal year ended May 31, 1998, the Fund's net asset value (NAV) improved from $10.08 to $10.41 per share. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.60 per share, the Fund's total NAV return was 9.72 percent. PIA's price on the New York Stock Exchange (NYSE) moved from $9.375 to $9.625 per share. Based on this change in market price plus reinvestment of dividends, the Fund's total market return was 9.08 percent. On May 31, 1998, PIA's market price was trading at a 7.5 percent discount (lower than) to NAV.

Monthly dividends for the second quarter of 1998 were declared in March and remained unchanged at $0.05 per share. The level of undistributed net investment income increased from $0.086 per share to $0.09 per share.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year ended May 31, 1998, the Fund purchased and retired 288,700 shares of common stock at a weighted average market discount of 5.35 percent. The Fund may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

MUNICIPAL PREMIUM INCOME TRUST

LARGEST SECTORS AS OF MAY 31, 1998                              CREDIT RATINGS AS OF MAY 31, 1998
(% OF NET ASSETS)                                               (% OF TOTAL LONG-TERM PORTFOLLO)
HOSPITAL                18%                                     AAA OR AAA      60%
IDR/PCR*                16%                                     AA OR AA        22%
ELECTRIC                14%                                     A OR A           7%
MORTGAGE                12%                                     BAA OR BBB       9%
TRANSPORTATION          10%                                     N/R              2%
GENERAL OBLIGATION       7%
WATER & SEWER            6%
EDUCATION                5%
ALL OTHERS              12%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE              AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR
                                                                STANDARD & POOR'S CORP.
PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.
                                                                PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CALL STRUCTURE AS OF MAY 31, 1998                                       WEIGHTED AVERAGE
(% OF TOTAL LONG-TERM PORTFOLIO)                                     CALL PROTECTION: 6 YEARS
PERCENT CALLABLE

 YEARS BONDS CALLABLE
        1998                     7%
        1999                     5%
        2000                     9%
        2001                     8%
        2002                     9%
        2003                     0%
        2004                    10%
        2005                    13%
        2006                    12%
        2007                     5%
        2008                    19%
        2009+                    3%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MUNICIPAL PREMIUM INCOME TRUST

PORTFOLIO STRUCTURE

On May 31, 1998, PIA's investments were diversified among 13 long-term sectors and 75 credits. As illustrated in the accompanying chart, the distribution of call dates in the portfolio produced 6 years of weighted average call protection. The Fund's weighted average maturity was 19 years. Throughout the period, high credit quality was maintained with over 80 percent of its long-term holdings rated double or triple "A."

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Fund's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the fiscal year, ARPS leverage contributed approximately $0.09 per share to common share earnings. Weekly ARPS yields ranged between 3.30 and 5.00 percent. PIA's five ARPS series totaling $100 million represented 28 percent of net assets.

LOOKING AHEAD

The economic fundamentals remain in place for another year of solid economic growth in the United States. Events in Asia have strengthened the U.S. dollar and contributed to lower interest rates. Furthermore, the Asian crisis seems likely to continue to moderate inflationary pressures and provide a favorable outlook for municipal bonds. However, if labor costs accelerate, it is still possible that the Federal Reserve Board may tighten monetary policy.

We appreciate your ongoing support of Municipal Premium Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO

Chairman of the Board

MUNICIPAL PREMIUM INCOME TRUST

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On December 18, 1997, an annual meeting of the Fund's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Wayne E. Hedien
For.........................................................  19,849,938
Withheld....................................................     451,848

Dr. Manuel H. Johnson
For.........................................................  19,863,297
Withheld....................................................     438,489

John L. Schroeder
For.........................................................  19,862,727
Withheld....................................................     439,059

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Michael
  E. Nugent and Philip J. Purcell.

(2) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP (THE SUCCESSOR FIRM TO PRICE WATERHOUSE LLP) AS INDEPENDENT ACCOUNTANTS:

For.........................................................  19,644,866
Against.....................................................      89,060
Abstain.....................................................     567,860

MUNICIPAL PREMIUM INCOME TRUST

PORTFOLIO OF INVESTMENTS May 31, 1998

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (97.3%)
            General Obligation (6.5%)
$  5,000    Chicago Park District, Illinois, Ser A 1995.................  6.60 %   11/15/14    $  5,624,350
   3,500    Massachusetts, 1995 Ser A (AMBAC)...........................  5.00     07/01/12       3,599,855
   3,000    Puerto Rico, Public Improvement Ser A 1998 (MBIA)...........  4.875    07/01/23       2,909,040
   4,500    Shelby County, Tennessee, Refg 1995 Ser A...................  5.625    04/01/11       4,776,075
   6,000    Washington, Ser 1993 A......................................  5.75     10/01/17       6,274,560
--------                                                                                       ------------
  22,000                                                                                         23,183,880
--------                                                                                       ------------

            Educational Facilities Revenue (5.0%)
   2,310    St Joseph County Educational Facilities Authority, Indiana,
             University of Notre Dame Dulac Ser 1997....................  5.00     03/01/27       2,295,863
   3,000    Massachusetts Industrial Finance Agency, Tufts University
             Ser H (MBIA)...............................................  4.75     02/15/28       2,818,200
   5,500    Oakland University, Michigan, Ser 1995 (MBIA)...............  5.75     05/15/26       5,786,770
            New York State Dormitory Authority,
   4,000     State University Refg Ser 1993 A...........................  5.50     05/15/08       4,271,839
   1,350     State University Ser 1990 B................................  7.50     05/15/11       1,651,604
   1,000    Pennsylvania Higher Educational Facilities Authority, Temple
             University First Ser (MBIA)................................  6.50     04/01/21       1,075,300
--------                                                                                       ------------
  17,160                                                                                         17,899,576
--------                                                                                       ------------

            Electric Revenue (13.9%)
   5,000    Sacramento Municipal Utility District, California, Refg 1994
             Ser I (MBIA)...............................................  6.00     01/01/24       5,408,550
   4,000    Kansas City, Kansas, Utility Refg & Impr Ser 1994 (FGIC)....  6.375    09/01/23       4,472,160
   7,750    South Carolina Public Service Authority, 1995 Refg Ser A
             (AMBAC)....................................................  6.25     01/01/22       8,660,160
   4,000    Lower Colorado River Authority, Texas, Jr Lien Seventh Ser
             (FSA)......................................................  4.75     01/01/28       3,752,400
  20,000    San Antonio, Texas, Electric & Gas Refg Ser 1994 C..........  4.70     02/01/06      20,307,400
            Intermountain Power Agency, Utah,
   5,000     Refg Ser 1997 B (MBIA).....................................  5.75     07/01/19       5,298,500
   1,270     Refg Ser 1988 B............................................  7.50     07/01/21       1,299,121
--------                                                                                       ------------
  47,020                                                                                         49,198,291
--------                                                                                       ------------

            Hospital Revenue (17.8%)
   5,000    Alabama Special Care Facilities Financing Authority of
             Birmingham, Daughters of Charity National Health/St
             Vincent's & Providence Hospitals Ser 1995..................  5.00     11/01/25       4,784,200
   5,000    Birmingham-Carraway Special Care Facilities Financing
             Authority, Alabama, Carraway Methodist Health Ser 1995 A
             (Connie Lee)...............................................  5.875    08/15/15       5,330,750
   3,500    Colbert County - Northwest Health Care Authority, Alabama,
             Hellen Keller Hospital Refg Ser 1990.......................  8.75     06/01/09       3,811,185
   1,000    California Health Facilities Financing Authority, Alexian
             Brothers/San Jose Refg Ser 1990 (MBIA).....................  7.125    01/01/16       1,061,420
  10,000    Fulco Hospital Authority, Georgia, Catholic Health East Ser
             1998 A (MBIA)..............................................  5.00     11/15/28       9,666,000
   3,000    Hall County and Gainesville Hospital Authority, Georgia,
             Northeast Georgia Healthcare Ser 1995 (MBIA)...............  6.00     10/01/20       3,239,340

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  1,800    Southwestern Illinois Development Authority, Anderson
             Hospital Ser 1992 A........................................  7.00 %   08/15/22    $  1,952,082
   3,275    Kentucky Development Finance Authority, Ashland
             Hospital/King's Daughters Refg Ser 1987....................  9.75     08/01/05       3,369,320
   9,500    Boston, Massachussetts, Boston City Hospital - FHA Mtg Refg
             Ser B......................................................  5.75     02/15/13       9,828,700
   4,000    Montgomery County, Ohio, Franciscan Medical Center - Dayton
             Campus Ser 1997............................................  5.50     07/01/18       3,999,800
   2,985    Lehigh County General Purpose Authority, Pennsylvania, St
             Lukes Hospital Ser 1992 (AMBAC)............................  6.25     07/01/22       3,231,233
   2,750    Jefferson County Health Facilities Development Corporation,
             Texas, Baptist Health Care Ser 1989........................  8.30     10/01/14       2,896,355
   5,000    Washington Health Care Facilities Authority, Swedish Health
             Services Ser 1998 (AMBAC)..................................  5.125    11/15/22       4,874,000
   5,000    Wisconsin Health & Educational Facilities Authority, Wausau
             Hospital Refg Ser 1998 A (AMBAC)...........................  5.125    08/15/20       4,892,550
--------                                                                                       ------------
  61,810                                                                                         62,936,935
--------                                                                                       ------------

            Industrial Development/Pollution Control Revenue (16.4%)
  11,230    Pima County Industrial Development Authority, Arizona,
             Tucson Electric Power Co Refg Ser 1988 A (FSA Surety)......  7.25     07/15/10      12,528,862
  10,000    Burlington, Kansas, Kansas Gas & Electric Co Ser 1991
             (MBIA).....................................................  7.00     06/01/31      10,894,100
   9,300    New York City Industrial Development Agency, New York,
             Brooklyn Navy Yard Cogeneration Partners LP Project Ser
             1997 (AMT).................................................  5.65     10/01/28       9,366,588
   1,000    Ohio Water Development Authority, Toledo Edison Co Ser 1990
             A (Secondary FSA)..........................................  7.75     05/15/19       1,082,200
   9,500    Montgomery County Industrial Development Authority,
             Pennsylvania, Philadelphia Electric Co Refg 1991 Ser B
             (MBIA).....................................................  6.70     12/01/21      10,343,030
  13,000    Alliance Airport Authority, Texas, AMR Corp Ser 1990
             (AMT)......................................................  7.50     12/01/29      14,027,780
--------                                                                                       ------------
  54,030                                                                                         58,242,560
--------                                                                                       ------------

            Mortgage Revenue - Multi-Family (2.9%)
   1,250    Lake Charles Non-Profit Housing Development Corporation,
             Louisiana, Ser 1990 A (FSA)................................  7.875    02/15/25       1,259,688
            Massachusetts Housing Finance Agency,
   1,925     Rental 1994 Ser A (AMT) (AMBAC)............................  6.60     07/01/14       2,073,321
   3,785     Rental 1994 Ser A (AMT) (AMBAC)............................  6.65     07/01/19       4,086,324
   2,650    Minnesota Housing Finance Agency, Rental 1995 Ser D
             (MBIA).....................................................  6.00     02/01/22       2,775,531
--------                                                                                       ------------
   9,610                                                                                         10,194,864
--------                                                                                       ------------

            Mortgage Revenue - Single Family (9.1%)
            Colorado Housing & Finance Authority,
     330     Ser 1990 B-2...............................................  8.00     02/01/18         344,434
   2,500     Ser 1997 A-2 (AMT).........................................  7.25     05/01/27       2,822,550
     445    Idaho Housing Agency, 1988 Ser D-2 (AMT)....................  8.25     01/01/20         480,573
     245    Illinois Housing Development Authority, 1988 Ser C (AMT)....  8.10     02/01/22         250,483

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$    960    Kansas City Leavenworth & Lenexa, Kansas, GNMA-Backed Ser
             1988 C (AMT)...............................................  8.00 %   11/01/20    $    989,155
            Olathe, Kansas,
     145     GNMA Collateralized Ser 1990 B.............................  7.50     09/01/10         153,340
     410     GNMA Collateralized Ser 1989 A (AMT) (MBIA)................  8.00     11/01/20         426,781
   1,410    New Orleans Home Mortgage Authority, Louisiana, GNMA
             Collateralized 1989 Ser B-1 (AMT)..........................  8.25     12/01/21       1,455,853
            Maine Housing Authority,
   3,540     Purchase Ser 1988 D4 (AMT).................................  7.55     11/15/19       3,743,196
   1,000     Purchase Ser 1988 D5 (AMT).................................  7.55     11/15/19       1,057,400
   4,960    Massachusetts Housing Finance Agency, 1989 Ser 7 (AMT)......  8.10     06/01/20       5,065,499
     615    Mississippi Housing Finance Corporation, GNMA-Backed Ser
             1989 (AMT) (FGIC)..........................................  8.25     10/15/18         646,648
   2,645    Missouri Housing Development Commission, Homeownership 1996
             Ser D (AMT)................................................  7.10     09/01/27       2,889,874
     240    Muskogee County Home Finance Authority, Oklahoma, 1990 Ser A
             (FGIC).....................................................  7.60     12/01/10         251,242
   2,560    Rhode Island Housing & Mortgage Finance Corporation,
             Homeownership 1988 Ser 1-D (AMT)...........................  7.875    10/01/22       2,672,563
            South Carolina Housing Finance & Development Authority,
   1,955     Homeownership 1998 Ser C-1 (AMT)...........................  8.125    07/01/21       2,023,679
   1,220     Homeownership 1991 Ser A (AMT).............................  7.40     07/01/23       1,285,978
   2,785    El Paso Housing Finance Corporation, Texas, GNMA
             Collateralized Ser 1989 (AMT)..............................  8.20     03/01/21       2,896,456
            Utah Housing Finance Agency,
     250     Ser 1991 B-1...............................................  7.50     07/01/16         263,448
     290     Ser 1989 B (AMT)...........................................  8.25     07/01/21         298,126
   2,000    Virginia Housing Development Authority, 1992 Ser A..........  7.10     01/01/25       2,098,280
--------                                                                                       ------------
  30,505                                                                                         32,115,558
--------                                                                                       ------------

            Nursing & Health Related Facilities Revenue (0.5%)
            New York State Medical Care Facilities Finance Agency,
     825     Mental Health Ser 1987.....................................  8.875    08/15/07         844,610
     565     Mental Health Ser 1990 A (Secondary MBIA)..................  7.75     02/15/20         607,081
     405     Mental Health Ser 1991 A...................................  7.50     02/15/21         443,916
--------                                                                                       ------------
   1,795                                                                                          1,895,607
--------                                                                                       ------------

            Public Facilities Revenue (1.4%)
   1,500    Manatee County School Board, Florida, COPs (MBIA)...........  4.875    07/01/18       1,461,495
            Saint Paul Independent School District #625, Minnesota,
   1,700     Ser 1995 COPs..............................................  5.45     02/01/11       1,768,816
   1,800     Ser 1995 COPs..............................................  5.50     02/01/12       1,868,994
--------                                                                                       ------------
   5,000                                                                                          5,099,305
--------                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Resource Recovery Revenue (3.3%)
$ 11,500    Cambria County Industrial Development Authority,
--------     Pennsylvania, Cambria Cogen Co Ser 1989 F-2 (AMT)..........  7.75 %   09/01/19    $ 11,585,560
                                                                                               ------------

            Transportation Facilities Revenue (10.2%)
   3,500    Atlanta, Georgia, Airport Ser 1994 B (AMT) (AMBAC)..........  6.00     01/01/21       3,709,545
            Chicago, Illinois,
   5,000     Chicago-O'Hare International Airport Ser 1996 A (AMBAC)....  5.625    01/01/12       5,298,050
   7,000     Midway Airport 1994 Ser A (AMT) (MBIA).....................  6.25     01/01/24       7,531,510
   5,000    Regional Transportation Authority, Illinois, Ser 1994 A
             (AMBAC)....................................................  6.25     06/01/24       5,499,200
   3,000    Massachusetts Turnpike Authority, Metropolitan Highway 1997
             Ser A (MBIA)...............................................  5.00     01/01/37       2,890,740
   8,000    Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA)...  6.125    11/15/25       8,621,680
   2,625    Richmond Metropolitan Authority, Virginia, Expressway & Refg
             Ser 1998 (FGIC)............................................  5.25     07/15/17       2,714,906
--------                                                                                       ------------
  34,125                                                                                         36,265,631
--------                                                                                       ------------

            Water & Sewer Revenue (6.1%)
   2,500    Coachella, California, Ser 1992 COPs (FSA)..................  6.10     03/01/22       2,682,500
   4,000    Santa Rosa, California, Wastewater Refg 1996 Ser A (FGIC)...  4.75     09/01/16       3,853,080
   5,000    Massachusetts Water Resources Authority, 1998 Ser A (FSA)...  4.75     08/01/27       4,663,750
   3,000    Detroit, Michigan, Water Supply 1997 Ser A (MBIA)...........  5.00     07/01/21       2,931,570
   3,600    Rio Rancho, New Mexico, Water & Wastewater Ser 1995 A
             (FSA)......................................................  6.00     05/15/22       3,833,964
   3,490    Texas Water Resource Finance Authority, Ser 1989 (AMBAC)....  7.50     08/15/13       3,631,345
--------                                                                                       ------------
  21,590                                                                                         21,596,209
--------                                                                                       ------------
            Other Revenue (2.8%)
  10,000    New York Local Government Assistance Corporation, Refg Ser
--------     1997 (MBIA)................................................  5.00     04/01/21       9,786,100
                                                                                               ------------

            Refunded (1.4%)
   3,000    Central Coast Water Authority, California, Ser 1992
             (AMBAC)....................................................  6.60     10/01/02+      3,355,650
   1,340    Missouri Health & Educational Facilities Authority, Missouri
             Baptist Medical Center Refg Ser 1989 (ETM).................  7.625    07/01/18       1,460,024
--------                                                                                       ------------
   4,340                                                                                          4,815,674
--------                                                                                       ------------
 330,485    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $325,347,631).................    344,815,750
--------                                                                                       ------------

            SHORT-TERM TAX EXEMPT MUNICIPAL OBLIGATIONS (1.0%)
   2,500    Harris County Health Facilities Development Corporation,
             Texas, Methodist Hospital Ser 1994 (Demand 06/01/98).......  4.00*    12/01/25       2,500,000
   1,000    North Central Texas Health Facilities Development
             Corporation, Presbyterian Medical Center Ser 1985 C (MBIA)
             (Demand 06/01/98)..........................................  4.00*    12/01/15       1,000,000
--------                                                                                       ------------

   3,500    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Identified Cost
             $3,500,000)....................................................................      3,500,000
--------                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                         VALUE
-----------------------------------------------------------------------------------------------------------
$333,985    TOTAL INVESTMENTS (Identified Cost $328,847,631) (a)...................    98.3%   $348,315,750
========

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................    1.7      6,076,605
                                                                                      -----    ------------

            NET ASSETS..............................................................  100.0%   $354,392,355
                                                                                      =====    ============


---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    +       Prerefunded to call date shown.
    *       Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $19,664,881 and the aggregate gross
            unrealized depreciation is $196,762, resulting in net
            unrealized appreciation of $19,468,119.

Bond Insurance:
---------------
  AMBAC     AMBAC Indemnity Corporation.
Connie Lee  Connie Lee Insurance Company.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                  May 31, 1998

Alabama..................       3.9%
Arizona..................       3.5
California...............       3.1
Colorado.................       0.9
District of Columbia.....       1.5
Florida..................       0.4
Georgia..................       4.7
Idaho....................       0.1
Illinois.................       7.4
Indiana..................       0.6
Kansas...................       5.2
Kentucky.................       1.0
Louisiana................       0.4
Maine....................       1.4
Massachusetts............       9.9
Michigan.................       2.5
Minnesota................       1.8
Mississippi..............       0.2
Missouri.................       1.2
New Mexico...............       1.1
New York.................       7.6
Ohio.....................       1.4
Oklahoma.................       0.1
Pennsylvania.............       7.4
Puerto Rico..............       0.8
Rhode Island.............       0.8
South Carolina...........       3.4
Tennessee................       1.3
Texas....................      16.8
Utah.....................       2.0
Virginia.................       1.4
Washington...............       3.1
Wisconsin................       1.4
                             ------
Total....................      98.3%
                             ======

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1998

ASSETS:
Investments in securities, at value
 (identified cost $328,847,631)..........  $348,315,750
Cash.....................................       186,621
Receivable for:
   Interest..............................     6,227,081
   Investments redeemed..................       120,000
Prepaid expenses and other assets........       176,973
                                           ------------

   TOTAL ASSETS..........................   355,026,425
                                           ------------

LIABILITIES:
Payable for:
   Dividends to preferred shareholders...       191,758
   Investment advisory fee...............       143,137
   Shares of beneficial interest
    repurchased..........................        96,550
   Administration fee....................        89,460
Accrued expenses and other payables......       113,165
                                           ------------
   TOTAL LIABILITIES.....................       634,070
                                           ------------
   NET ASSETS............................  $354,392,355
                                           ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest
 (1,000,000 shares authorized of non-
 participating $.01 par value, 1,000
 shares outstanding).....................  $100,000,000
                                           ------------
Common shares of beneficial interest
 (unlimited shares authorized of $.01 par
 value, 24,433,224 shares outstanding)...   227,033,713
Net unrealized appreciation..............    19,468,119
Accumulated undistributed net investment
 income..................................     2,202,979
Accumulated undistributed net realized
 gain....................................     5,687,544
                                           ------------

   NET ASSETS APPLICABLE TO COMMON
   SHAREHOLDERS..........................   254,392,355
                                           ------------

   TOTAL NET ASSETS......................  $354,392,355
                                           ============

NET ASSET VALUE PER COMMON SHARE
 ($254,392,355 divided by 24,433,224
 common shares outstanding)..............        $10.41
                                           ============

STATEMENT OF OPERATIONS
For the year ended May 31, 1998

NET INVESTMENT INCOME:

INTEREST INCOME...........................  $21,502,429
                                            -----------

EXPENSES
Investment advisory fee...................    1,417,273
Administration fee........................      885,795
Auction commission fees...................      281,597
Professional fees.........................      100,398
Transfer agent fees and expenses..........       96,946
Shareholder reports and notices...........       69,821
Auction agent fees........................       50,113
Registration fees.........................       32,339
Trustees' fees and expenses...............       18,769
Custodian fees............................       16,547
Other.....................................       27,994
                                            -----------

   TOTAL EXPENSES.........................    2,997,592

Less: expense offset......................      (16,414)
                                            -----------

   NET EXPENSES...........................    2,981,178
                                            -----------

   NET INVESTMENT INCOME..................   18,521,251
                                            -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain.........................    5,780,796
Net change in unrealized appreciation.....    2,044,112
                                            -----------

   NET GAIN...............................    7,824,908
                                            -----------

NET INCREASE..............................  $26,346,159
                                            ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE YEAR   FOR THE YEAR
                                                            ENDED          ENDED
                                                         MAY 31, 1998   MAY 31, 1997
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income..................................  $ 18,521,251   $ 19,568,521
Net realized gain (loss)...............................     5,780,796        (93,251)
Net change in unrealized appreciation..................     2,044,112      5,092,960
                                                         ------------   ------------

    NET INCREASE.......................................    26,346,159     24,568,230
                                                         ------------   ------------

Dividends to preferred shareholders from net investment
 income................................................    (3,705,932)    (3,571,216)
                                                         ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income..................................   (14,732,173)   (15,071,283)
Net realized gain......................................       --          (5,000,795)
                                                         ------------   ------------

    TOTAL..............................................   (14,732,173)   (20,072,078)
                                                         ------------   ------------

Decrease from transactions in common shares of
 beneficial interest...................................    (2,810,018)    (7,218,048)
                                                         ------------   ------------

    NET INCREASE (DECREASE)............................     5,098,036     (6,293,112)

NET ASSETS:
Beginning of period....................................   349,294,319    355,587,431
                                                         ------------   ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $2,202,979 and $2,119,833, respectively)...........  $354,392,355   $349,294,319
                                                         ============   ============

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

NOTES TO FINANCIAL STATEMENTS May 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Premium Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on November 16, 1988 and commenced operations on February 1, 1989.

Effective June 22, 1998, the following entities have changed their name:

            OLD NAME                                             NEW NAME
---------------------------------            ------------------------------------------------
Dean Witter InterCapital Inc.                Morgan Stanley Dean Witter Advisors Inc.
Dean Witter Services Company Inc.            Morgan Stanley Dean Witter Services Company Inc.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

MUNICIPAL PREMIUM INCOME TRUST

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Advisor"), an affiliate of Morgan Stanley Dean Witter Services Company Inc. (the "Administrator"), the Fund pays the Investment Advisor an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.40% to the Fund's weekly net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Advisor pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Advisor.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with the Administrator, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.25% to the Fund's weekly net assets.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical,

MUNICIPAL PREMIUM INCOME TRUST
bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 1998 aggregated $70,772,755 and $74,302,588, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At May 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $5,300.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended May 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,772. At May 31, 1998, the Fund had an accrued pension liability of $48,605 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. PREFERRED SHARES OF BENEFICIAL INTEREST

The Fund is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without the approval of the common shareholders. The Fund has issued Series A through E Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $100,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Fund may redeem such shares, in whole or in part, at the original purchase price of $100,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

MUNICIPAL PREMIUM INCOME TRUST

Dividends, which are cumulative, are reset through auction procedures.

                     AMOUNT                  NEXT          RANGE OF
SERIES  SHARES*   IN THOUSANDS*   RATE*   RESET DATE   DIVIDEND RATES**
------  -------   -------------   -----   ----------   ----------------
  A       200        $20,000      3.65%   06/02/98      3.30% - 5.00%
  B       200         20,000      3.75    06/02/98       3.30  - 5.00
  C       200         20,000      3.75    09/01/98       3.62  - 3.87
  D       200         20,000      3.69    05/01/99       3.55  - 3.69
  E       200         20,000      3.85    07/07/98           3.85

---------------------
*  As of May 31, 1998.

** For the year ended May 31, 1998.

Subsequent to May 31, 1998 and up through July 10, 1998, the Fund paid dividends to each of the Series A through E at rates ranging from 3.28% to 3.85% in the aggregate amount of $367,216.

The Fund is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

6. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, May 31, 1996.......................................  25,501,424   $255,014    $236,806,765
Treasury shares purchased and retired (weighted average
 discount 8.30%)*...........................................    (779,500)    (7,795)     (7,210,253)
                                                              ----------   --------    ------------
Balance, May 31, 1997.......................................  24,721,924    247,219     229,596,512
Treasury shares purchased and retired (weighted average
 discount 5.35%)*...........................................    (288,700)    (2,887)     (2,807,131)
                                                              ----------   --------    ------------
Balance, May 31, 1998.......................................  24,433,224   $244,332    $226,789,381
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

MUNICIPAL PREMIUM INCOME TRUST

7. DIVIDENDS TO COMMON SHAREHOLDERS

The Fund declared the following dividends from net investment income:

     DECLARATION         AMOUNT          RECORD             PAYABLE
        DATE            PER SHARE         DATE                DATE
---------------------   ---------   -----------------  ------------------
 March 24, 1998           $0.05       June 5, 1998       June 19, 1998
  June 30, 1998           $0.05       July 10, 1998      July 24, 1998
  June 30, 1998           $0.05      August 7, 1998     August 21, 1998
  June 30, 1998           $0.05     September 4, 1998  September 18, 1998

8. FEDERAL INCOME TAX STATUS

During the year ended May 31, 1998, the Fund utilized its net capital loss carryover of approximately $93,000.

MUNICIPAL PREMIUM INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                            FOR THE YEAR ENDED MAY 31*
                                                              ------------------------------------------------------
                                                                1998       1997       1996        1995        1994
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  10.08   $  10.02   $  10.36   $    10.24   $  10.67
                                                              --------   --------   --------   ----------   --------
Net investment income.......................................      0.75       0.78       0.79         0.84       0.90
Net realized and unrealized gain (loss).....................      0.33       0.19      (0.22)        0.26      (0.45)
                                                              --------   --------   --------   ----------   --------
Total from investment operations............................      1.08       0.97       0.57         1.10       0.45
                                                              --------   --------   --------   ----------   --------
Less dividends and distributions from:
 Net investment income......................................     (0.60)     (0.60)     (0.65)       (0.72)     (0.76)
 Common share equivalent of dividends paid to preferred
   shareholders.............................................     (0.15)     (0.14)     (0.15)       (0.16)     (0.12)
 Net realized gain..........................................        --      (0.20)     (0.12)       (0.10)        --
                                                              --------   --------   --------   ----------   --------
Total dividends and distributions...........................     (0.75)     (0.94)     (0.92)       (0.98)     (0.88)
                                                              --------   --------   --------   ----------   --------
Anti-dilutive effect of acquiring treasury shares...........        --       0.03       0.01           --         --
                                                              --------   --------   --------   ----------   --------
Net asset value, end of period..............................  $  10.41   $  10.08   $  10.02   $    10.36   $  10.24
                                                              ========   ========   ========   ==========   ========
Market value, end of period.................................  $  9.625   $  9.375   $   9.00   $    9.688   $   9.75
                                                              ========   ========   ========   ==========   ========
TOTAL INVESTMENT RETURN+....................................      9.08%     13.52%      0.67%        8.15%     (2.72)%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Expenses....................................................      1.18%(1)   1.14%(1)   1.16%(1)     1.21%      1.23%
Net investment income before preferred stock dividends......      7.31%      7.70%      7.68%        8.37%      8.31%
Preferred stock dividends...................................      1.46%      1.41%      1.44%        1.55%      1.11%
Net investment income available to common shareholders......      5.85%      6.29%      6.24%        6.82%      7.20%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $354,392   $349,294   $355,587     $368,225   $393,532
Asset coverage on preferred shares at end of period.........       354%       349%       355%         368%       314%
Portfolio turnover rate.....................................        21%         5%        14%          16%        23%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MUNICIPAL PREMIUM INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Premium Income Trust (the "Fund") at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
July 10, 1998

                      1998 FEDERAL TAX NOTICE (unaudited)

         For the year ended May 31, 1998, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

TRUSTEES
-------------------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
-------------------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
-------------------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT ADVISOR
-------------------------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



MUNICIPAL
PREMIUM
INCOME
TRUST


ANNUAL REPORT
MAY 31, 1998